PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2023
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

9.PROPERTY, PLANT AND EQUIPMENT, NET

	As of December 31,
	2022	2023	2023
	VND million	VND million	USD
Freehold land	1,854,095	2,014,497	84,408,657
Buildings and structures	18,212,817	20,730,635	868,626,288
Machinery and equipment	42,641,762	53,408,565	2,237,851,546
Leased-out batteries	2,383,095	4,782,818	200,403,000
Vehicles	1,135,902	2,316,130	97,047,264
Office equipment	861,099	845,043	35,407,819
Others	92,280	102,120	4,278,890
Subtotal	67,181,050	84,199,808	3,528,023,464
Less: Accumulated depreciation	(8,938,736)	(14,443,576)	(605,194,670)
Less: Impairment charges	(1,053,647)	(2,077,258)	(87,038,381)
Total property, plant and equipment, net	57,188,667	67,678,974	2,835,790,413

The Group recorded depreciation expenses of VND5,849,238 million (USD245.1 million), VND3,924,658 million and VND3,981,389 million for the years ended December 31, 2023, 2022 and 2021 respectively.

In 2023, the Group identified specific impairment indicators associated with individual assets of leased-out batteries due to competitive lease subscription fee provided to customers. The Group impaired these identified assets based on contractual lease payments agreed with customers. Impairment charges of VND1,023,611 million (USD42.9 million) relating to leased-out batteries under the Automotive and E-scooter segments were recognized during the year (2022: VND1,053,647 million).

As of December 31, 2023, a portion of property, plant and equipment was mortgaged with banks to secure the Group’s loans and debts (Note 11).

As of December 31, 2022, certain items of property, plant and equipment were classified as non-current assets held for sale due to the plan to dispose of these assets (Note 23).

During the year, the amount of interest cost that has been capitalized is VND669.4 billion (USD28.0 million) (2022: VND357 billion, 2021: VND323 billion).